Note 24 - Employee Benefits (Details) - Weighted Average Assumptions Used in Determining Net Periodic Benefit Cost and Projected Benefit Obligation of Defined Benefit Pension Plans: (Domestic Pension Plan of Foreign Entity, Defined Benefit [Member])
	12 Months Ended
	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2011
Projected benefit obligation
Discount rate	4.60%	4.25%	5.40%
Discount rate	4.25%	5.40%	5.40%
Rate of compensation increase	3.25%	3.50%	3.50%
Rate of compensation increase	3.25%	3.25%	3.50%
Projected Benefit Obligation - Expected Return On Plan Assets [Member]
Projected benefit obligation
Expected return on plan assets	5.75%	5.75%	6.00%
Benefit Cost - Expected Return On Plan Assets [Member]
Projected benefit obligation
Expected return on plan assets	5.75%	6.00%	6.50%